Dime Community Bancshares, Inc.

Raymond James 31st Annual Institutional Investors Conference

March 8, 2010

Forward Looking Statement

Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified as such. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words "believes," "expects," "feels," "anticipates," "intends," "plans," "estimates," "predicts," "projects," "potential," "outlook," "could," "will," "may" or similar expressions.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. Actual results may differ materially from those expressed in or implied by these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following:

•the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company's control; •there may be increases in competitive pressure among financial institutions or from non-financial institutions;· •changes in the interest rate environment may reduce interest margins;·•changes in deposit flows, loan demand or real estate values may adversely affect the business of The Dime Savings Bank of Williamsburgh (the"Bank"); •changes in accounting principles, policies or guidelines may cause the Company's financial condition to be perceived differently;·•changes in corporate and/or individual income tax laws may adversely affect the Company's business or financial condition;· •general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or banking industry, may be less favorable than currently anticipated;· • legislation or regulatory changes may adversely affect the Company's business;· technological changes may be more difficult or expensive than what the Company anticipates;·•success or consummation of new business initiatives may be more difficult or expensive than what the Company anticipates;·•litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what the Company anticipates; and· •the risks referred to in the section entitled "Risk Factors."

Undue reliance should not be placed on any forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.

Who We Are

- Dime Savings Bank founded 1864 as a mutual savings bank in Williamsburg, Brooklyn
- Converted to Public Ownership in June 1996
- Community retail bank model

  with an emphasis on multifamily residential lending
- Help to grow to current size through 2 thrift acquisitions:
  - Pioneer Savings Bank, 1996
  - Financial Federal Savings Bank, 1999

Experienced Lenders

The Management Team includes officers with many years of experience in commercial real estate and multifamily lending through numerous credit cycles in the New York market, including:

- Vincent Palagiano, Chairman/CEO, 39 years with Dime
- Michael Devine, President/COO, 38 years with Dime
- Kenneth Mahon, 1st Executive VP/CFO, 29 years with Dime
- Dan Harris, Executive Vice President, CLO, with over 30 years multifamily lending experience

And supported by numerous other officers in lending and loan servicing, many tenured more than 20 years with Dime

Insider Ownership*

The Executive Officers and Directors, and employees, have a significant ownership stake in the performance of the Company.

Vincent F. Palagiano – Chairman of the Board & CEO	991,181**	2.9%
Michael P. Devine – President and Chief Operating Officer	629,293**	1.8%
Kenneth J. Mahon – First Executive Vice President and CFO	403,829**	1.2%
All Directors and Executive Officers	4,997,911**	14.6%
All Directors and Executive Officers (Including Stock Options)	7,008,346	20.5%

** Amounts per page 4 of the Company's proxy statement dated April 8, 2009.*
*** Amounts exclude vested stock options and include other non-beneficial ownership share amount (in which the executive officers have a personal interest).*

Prudent Branch Expansion

Two new branches strategically located, deepen the Dime footprint.



BRONX
Soundview
Port Washington
Whitestone
NASSAU
Jackson Heights
Sunnyside
Flushing
Bayside
Glen Oaks
Westbury
Hillcrest
Long Island City
Greenpoint
QUEENS
Williamsburgh
Bellmore
Brooklyn Heights
Merrick
BROOKLYN
Valley Stream
Bay Ridge
Midwood
Boro Park
Kings Highway
Bensonhurst
Marine Park

Balance Sheet Review

	As of or for the Three Months Ended December 31,			
	2009	2008	*change*	
Total Assets	**$ 3,952,274**	**$ 4,055,598**	**($ 103,324)**	***2.5% decrease***
Total Loans	3,395,675	3,291,505	$ 104,170	*3.2% increase*
Total Deposits	2,216,836	2,260,051	($ 43,215)	*1.9% decrease*
Consolidated Tangible Equity	243,938	232,156	$ 11,782	*5.1% increase*
% of tangible assets	*6.26%*	*5.79%*	*0.47%*	
Non-performing loans	$11,294	$7,402		

($ in thousands)

Balance Sheet Composition

Loans comprise 86% of assets; 153% Loan to Deposit Ratio


Assets
Cash/ Short-term Investments 3%
Investments/ MBS 7%
All Other 6%
Loans 84%
Cash/short-term Investments 1%
Investments/MBS 7%
Loans 86%
All Other 6%


Liabilities and Equity
Equity 7%
All Other 4%
Deposits 56%
Borrowings 34%
Deposits 56%
Borrowings 34%
Equity 7%
All Other 3%

Note: as of December 31, 2009.

Financial Performance Review
Three Months Ended December 31, 2009

1. Core Earnings Per Share $0.26
2. Net Interest Margin 3.48%
3. Core Return on Average Tangible Equity 14.4%
4. Core Return on Average Assets 0.89%
5. Efficiency ratio 45.6%

2009 P&L Line Items

2009 REPORTED EPS = $ .79

1. **OTTI credit charges of $7.9 million (13 cents per share)**
2. **Loan credit costs of $16.5 million (27 cents per share)**
3. **FDIC Assessment cost of $5.5 million (9 cents per share) (of which 3 cents was a one-time special assessment)**

EPS after adjustments = $1.28

New York City

*Types of Housing**


Renter-
Occupied
67%
Mitchell-
Lama
2%
1 to 4 Family
21%
Co-op
8%
Condo, 2%

* *Housing stock equals 3,325,902 units.*

Dime Community Bancshares, Inc.

Source: 2005 New York City Housing and Vacancy Survey, U. S. Census Bureau, www.census.gov

Loan Portfolio Composition

At December 31, 2009



Commercial Real Estate 15%
Traditional 1 to 4 Family 2%
1 to 4 Family with Commercial Rents 5%
Multifamily 78%

Loan Portfolio Composition

Total Loan Portfolio as of December 31, 2009					
	Description	Total Balance	Current LTV	DSR	%of Portfolio
Traditional 1 to 4 Family	Primary Residence	72,275,552	42%	N/A	2.1%
1 to 4 Family with Commercial Rent	Mixed Use	164,265,930	59%	1.3	4.8%
Multi Family Portfolio	MultiFamily Residential	1,324,003,509	61%	1.7	39.0%
	MultiFamily (Commercial Rents < 50%)	814,370,192	59%	1.8	24.0%
	MultiFamily (Commercial Rents > 50%)	246,021,701	57%	1.7	7.2%
	Co-op Building and Underlying Mortgage	232,994,692	16%	2.0	6.9%
Commercial Real Estate	Commercial Real Estate	$479,798,975	56%	1.9	14.1%
	Grand Total	**$3,394,355,281**	**56%**	**1.7**	**100.0%**

Loan Originations



Total Originations
Average Loan Origination Rate
Average 5-Year Treasury Rate
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$563.2
$574.5
$1,086.7
$465.6
2006
2007
2008
2009
$ in millions

Repricing Loans


$ in millions
12% of the Loan Portfolio reprices within the next 12 months
$3,500
$2,625
$1,750
$875
$0
Annual Repricings
Cumulative Repricings
$383.9
5.59%
$580.8
5.46%
$453.2
6.05%
$750.2
5.89%
$1,140.4
6.08%
2010
2011
2012
2013
Beyond
$ in millions

Loan-to-Value Ratios on New Loans

Loan policy permits LTVs to 80%; however, weighted average consistently below 70%


100%
80%
60%
40%
20%
0%
65%
DSR
1.52
63%
DSR
1.53
59%
DSR
1.47
52%
DSR
1.96
2006
2007
2008
2009

Low Level of Non-Performing Assets

Dime continues to be an industry leader in loan quality, with a low level of non-performing assets….



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
% of total assets
DCOM
Industry Median
Industry Average
2005
2006
2007
2008
Sep. 2009

Dime Community Bancshares, Inc.

DIME Since 1864

Source: Sandler O'Neill Top 100 Thrifts Ranked by Assets or SNL Thrift Investor

Charge-off & Non-Performing Asset Percentages



NPA's peaked at 5.01% of Total Loans in 1992….
Charge-offs as a % of Loans
NPA's as a % of Total Loans
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.33%
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009

Dime Community Bancshares, Inc.

Historical NPA Performance

NPA's peaked at 62% of Tangible Equity also in 1992….



$ in thousands
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Total Loans
NPA's to T/E
16.0%
10.8%
41.1%
62.4%
24.0%
6.2%
0.3%
5.2%

At December 31, 2009 – Bank's "TEXAS" Ratio = 4.0%

Funding Liabilities

December 31, 2008


Trust Preferred / Subordinated Notes
3%
Borrowings
35%
Deposits
62%
Deposits
Borrowings
Trust Preferreds / Subordinated Notes

December 31, 2009


Trust Preferred / Subordinated Notes
3%
Borrowings
35%
Deposits
62%
Deposits
Borrowings
Trust Preferreds / Subordinated Notes

Maturing Borrowings


December 31, 2009 - Total Borrowings = $1.24 billion[1]
Weighted Average Duration = 3.7 years
$ in thousands
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
3.73%
3.68%
3.71%
2.65%
3.07%
4.21%
2010
2011
2012
2013
2014
Beyond

[1] Excludes $25.0 million 9.25% subordinated note that matures in 2010 and $68.5 million 7% trust preferred borrowing that matures in 2034.

Maturing CD's



CD Maturities by Quarter
2009' vs 2010'
2009
2010
($'s in thousands)
400
350
300
250
200
150
100
50
0
Quarter 1
Quarter 2
Quarter 3
Quarter 4

Weighted Average Duration of CD's = 15.5 Months at December 31, 2009

Weighted Average Duration of CD's = 9 Months at December 31, 2008

Focus on Profitable Deposits

December 31, 2008

Total Deposits = $2.26 billion


Prime Dime 4%
Other Checking 5%
Money Mkt / Passbook Savingsl 41%
CDs 50%

December 31, 2009

Total Deposits = $2.22 billion


Prime Dime 4%
Other Checking 6%
Money Mkt / Passbook Savngs 45%
CDs 43%

8.5% Growth in Checking Accounts since December 2008

DIME'S DEPOSIT SHARE

	2009 Market Share Rank	2009 Number of DIME Branches	Deposits in Market ($000)	Total Market Share (%)	Total Bank Deposits in Market ($000)
BROOKLYN	9	9	$ 943,172	2.76%	$ 34,113,822
QUEENS, NY	13	8	$ 816,800	1.98%	$ 41,339,284
NASSAU COUNTY	16	5	$ 552,692	1.02%	$ 54,303,097
BRONX, NY	18	1	$ 68,717	0.67%	$ 10,250,729

Data as of June 30, 2009 Source: FDIC

TURNOVER RATE
for NYC Commercial Real Estate

The turnover rate for buildings—the ratio of the number of buildings sold compared to the existing stock of buildings—hit a 25-year low of 0.87% in 2009. During the previous two recessions, the turnover rate fell only as far as 1.6%. Over the last 25 years the average turnover rate has been 2.6%.

	2007 TRANSACTIONS	2008 TRANSACTIONS	2009 TRANSACTIONS
NEW YORK CITY-WIDE TRANSACTIONS	4,600 (e)	…	1,224
MANHATTAN ONLY	1,900	600	275
BROOKLYN ONLY	1,650	975	416
QUEENS ONLY	1,050	…	306
BRONX/STATEN ISLAND	…	…	227
25-YEAR AVERAGE TURNOVER	2,800 (e)		

Source: Massey Knakal Realty Services, January 26, 2010

Growth Opportunities in New York


CAPACITY
2 LARGE NEW YORK MARKETS
OPPORTUNITY
RETAIL DEPOSITS
MULTIFAMILY HOUSING

Thank you.



< Main Office
Havemeyer Street, Williamsburgh, Brooklyn


DIME
Since 1864

Opening Ceremony >
Brooklyn Heights Office on Montague Street